Exhibit 10.1
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called the “Amendment”) made as of January 31, 2008 by and among Encore Acquisition Company, a Delaware corporation (the “Borrower”), Encore Operating, L.P., a Texas limited partnership (“Operating”), Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) and L/C Issuer (the “L/C Issuer”), and the Lenders party to the Original Agreement defined below (the “Lenders”).
W I T N E S S E T H:
     WHEREAS, the Borrower, Operating, the Administrative Agent, the L/C Issuer, the Co-Syndication Agents and Co-Documentation Agents named therein and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of March 7, 2007 (the “Original Agreement”), for the purpose and consideration therein expressed, whereby the L/C Issuer became obligated to issue Letters of Credit to the Borrower and the Lenders became obligated to make loans to the Borrower as therein provided; and
     WHEREAS, the Borrower, Operating, the Administrative Agent, the L/C Issuer and the Lenders party hereto desire to amend the Original Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans and other credit which may hereafter be made by the Lenders and the L/C Issuer to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.
DEFINITIONS AND REFERENCES
     Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.
     “Amendment” means this First Amendment to Amended and Restated Credit Agreement.
     “Amendment Documents” means this Amendment, the Consent and Agreement of the Guarantors relating to this Amendment and all other documents or instruments delivered in connection herewith or therewith.
     “Credit Agreement” means the Original Agreement as amended hereby.
[First Amendment to Amended and Restated Credit Agreement]

ARTICLE II.
AMENDMENT AND WAIVER TO ORIGINAL AGREEMENT
     Section 2.1. Hedge Transactions. Section 7.10 of the Original Agreement is hereby amended to add the following sentence at the end thereof:
     “The foregoing restriction of this Section 7.10 shall not apply to any Oil and Gas Hedge Transaction that is a floor or put transaction not requiring any future payments or delivery by any Credit Party.”
     Section 2.2. Waiver. Required Lenders hereby waive any violation of Section 7.10(ii) of the Credit Agreement that may have occurred between January 1, 2008 and the Effective Date.
     Section 2.3. Borrowing Base. After giving effect to the sale by the Borrower of properties described on Exhibit A attached hereto and any reduction to the Borrowing Base otherwise required by such sale, the Borrower, the Administrative Agent and the Lenders agree that from the date of such sale until the next redetermination or adjustment thereof, the Borrowing Base shall be $870,000,000.
ARTICLE III.
CONDITIONS OF EFFECTIVENESS
     Section 3.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective when and only when the Administrative Agent shall have received executed counterparts of this Amendment (or a consent to this Amendment) from the Required Lenders and the following conditions precedent has been satisfied (the date such conditions are so satisfied herein called the “Effective Date”); provided, however, that the provisions in Section 2.3 shall only become effective when the Administrative Agent shall have received executed counterparts of this Amendment from one hundred percent (100%) of the Lenders:
The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Credit Party, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance satisfactory to the Administrative Agent:
     (i) counterparts of the Amendment Documents executed by the applicable Credit Parties sufficient in number for distribution to the Administrative Agent, Required Lenders and the Borrower;
     (ii) a certificate on behalf of each Credit Party certifying that none of the resolutions, incumbency certificates, organizational documents and/or certificates of Responsible Officers of each Credit Party as the Administrative Agent has previously required evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection
[First Amendment to Amended and Restated Credit Agreement]

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with the Loan Documents to which such Credit Party is a party have been amended or are otherwise inaccurate since they were delivered;
     (iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Credit Party is duly organized or formed, and that each Credit Party is validly existing and in good standing.
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
     Section 4.1. Representations and Warranties. In order to induce the L/C Issuer and each Lender to enter into this Amendment, the Borrower and Operating represent and warrant to the L/C Issuer and each Lender that the representations and warranties contained in Article V of the Original Agreement or any other Loan Document are true and correct in all material respects on the Effective Date (including, for all purposes, after giving effect to the Amendment Documents as “Loan Documents” referred to therein), except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
ARTICLE V.
MISCELLANEOUS
     Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The other Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, or any other Loan Document.
     Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of any Loan Party herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Credit Agreement to the Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of such Loan Party under this Amendment and under the Credit Agreement.
[First Amendment to Amended and Restated Credit Agreement]

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     Section 5.3. Loan Documents. This Amendment is and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.
     Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance with the Laws applicable to the Credit Agreement.
     Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission.
     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
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[First Amendment to Amended and Restated Credit Agreement]

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

ENCORE ACQUISITION COMPANY
By:	/s/ Robert C. Reeves
Robert C. Reeves, Senior Vice President,
Chief Financial Officer and Treasurer

ENCORE OPERATING, L.P.
By:	EAP Operating, LLC., its sole general partner

	By:	/s/ Robert C. Reeves

Robert C. Reeves, Senior Vice President, Chief Financial Officer and Treasurer
Signature Page to First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as the Administrative Agent
By:	/s/ Todd MacNeill
Todd MacNeill
Vice President

Signature Page to First Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer
By:	/s/ Jeffrey H. Rathkamp
Jeffrey H. Rathkamp
Managing Director

Signature Page to First Amendment to Credit Agreement

WACHOVIA BANK, N.A., as a Lender
By:	/s/ Leanne S. Phillips
Leanne S. Phillips
Director

Signature Page to First Amendment to Credit Agreement

FORTIS CAPITAL CORP., as a Lender
By:	/s/ Michele Jones
Michele Jones
Director

By:	/s/ Deirdre Sanborn
Deirdre Sanborn
Director

Signature Page to First Amendment to Credit Agreement

BNP PARIBAS, as a Lender
By:	/s/ David Dodd
David Dodd
Managing Director

By:	/s/ Polly Schott
Polly Schott
Vice President

Signature Page to First Amendment to Credit Agreement

CALYON NEW YORK BRANCH, as a Lender
By:	/s/ Sharada Manne
Sharada Manne
Vice President

By:	/s/ Tom Byargeon
Tom Byargeon
Managing Director

Signature Page to First Amendment to Credit Agreement

BMO CAPITAL MARKETS FINANCING, INC., as a Lender
By:	/s/ James V. Ducote
James V. Ducote
Director

Signature Page to First Amendment to Credit Agreement

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, as a Lender
By:	/s/ Gregory Hanson
Gregory Hanson
Vice President

Signature Page to First Amendment to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC, as a Lender
By:	/s/ Lucy Walker
Lucy Walker
Vice President

Signature Page to First Amendment to Credit Agreement

SUNTRUST BANK, as a Lender
By:	/s/ Peter Panos
Peter Panos
Vice President

Signature Page to First Amendment to Credit Agreement

ALLIED IRISH BANKS PLC, as a Lender
By:	/s/ Vaughn Buck
Vaughn Buck
EVP - Director

By:	/s/ Aidan Lanigan
Aidan Lanigan
Vice President

Signature Page to First Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ David Mills
David Mills
Director

Signature Page to First Amendment to Credit Agreement

COMERICA BANK, as a Lender
By:	/s/ Peter L. Sefzik
Peter Sefzik
Vice President

Signature Page to First Amendment to Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender
By:	/s/ Carl Peterson
Carl Peterson
Authorized Signatory

Signature Page to First Amendment to Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Thomas Rajan
Thomas Rajan
Director

Signature Page to First Amendment to Credit Agreement

MIZUHO CORPORATE BANK, LTD., as a Lender
By:	/s/ Raymond Ventura
Raymond Ventura
Deputy General Manager

Signature Page to First Amendment to Credit Agreement

NATIXIS, as a Lender
By:	/s/ Donovan C. Broussard
Donovan C. Broussard
Managing Director

By:	/s/ Liana Tchernysheva
Liana Tchernysheva
Director

Signature Page to First Amendment to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:	/s/ William M. Ginn
William M. Ginn
General Manager

Signature Page to First Amendment to Credit Agreement

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ Charles D. Kirkham
Charles D. Kirkham
Senior Vice President

Signature Page to First Amendment to Credit Agreement

BANK OF SCOTLAND, as a Lender
By:	/s/ Karen Weich
Karen Weich
Vice President

Signature Page to First Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Kathryn A. Gaiter
Kathryn A. Gaiter
Vice President

Signature Page to First Amendment to Credit Agreement

DNB NOR BANK ASA, as a Lender
By:	/s/ Asa Jemseby Rodgers
Asa Jemseby Rodgers
Vice President

By:	/s/ Cathleen Buckley
Cathleen Buckley
Vice President

Signature Page to First Amendment to Credit Agreement

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Alison Fuqua
Alison Fuqua
Assistant Vice President

By:	/s/ Randy Osterberg
Randy Oserberg
Senior Vice President

Signature Page to First Amendment to Credit Agreement

CITIBANK, N.A., as a Lender
By:	/s/ David E. Hunt
David E. Hunt
Attorney-in-Fact

Signature Page to First Amendment to Credit Agreement

THE FROST NATIONAL BANK, as a Lender
By:	/s/ John S. Warren
John S. Warren
Senior Vice President

Signature Page to First Amendment to Credit Agreement

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Don J. McKinnerney
Don J. McKinnerney
Authorized Signatory

Signature Page to First Amendment to Credit Agreement

WESTLB AG, NEW YORK BRANCH, as a Lender
By:	/s/ Philip Juskowicz
Philip Juskowicz
Associate Director

By:	/s/ Felicia Linforgia
Felicia Linforgia
Director

Signature Page to First Amendment to Credit Agreement

COMPASS BANK, as a Lender
By:	/s/ Adrianne D. Griffin
Adrianne D. Griffin
Vice President

Signature Page to First Amendment to Credit Agreement

MIDFIRST BANK, as a Lender
By:	/s/ Shawn D. Brewer
Shawn D. Brewer
Vice President

Signature Page to First Amendment to Credit Agreement

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Irja R. Otsa
Irja R. Otsa
Associate Director

By:	/s/ Mary E. Evans
Mary E. Evans
Associate Director

Signature Page to First Amendment to Credit Agreement

DZ BANK AG DEUTSCHE ZENTRAL- GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH, as a Lender
By:	/s/ Daria A. Pishko
Daria A. Pishko
First Vice President

By:	/s/ Judson Horn
Judson Horn
Assistant Treasurer

Signature Page to First Amendment to Credit Agreement

RZB FINANCE LLC, as a Lender
By:	/s/ Shirley Ritch
Shirley Ritch
Assistant Vice President

By:	/s/ John A. Valishe
John A. Valishe

Signature Page to First Amendment to Credit Agreement

STERLING BANK, as a Lender
By:	/s/ Melissa Bauman
Melissa Bauman
Senior Vice President

Signature Page to First Amendment to Credit Agreement

EXHIBIT A
Exhibit A to First Amendment to Amended and Restated Credit Agreement

[First Amendment]
Consent and Agreement to First Amendment to
Amended and Restated Credit Agreement dated as of January 31, 2008
     The undersigned each hereby (a) consents to the provisions of the Amendment and the transactions contemplated herein and hereby, (b) ratifies and confirms the Amended and Restated Guaranty dated as of March 7, 2007 made by it in favor of Bank of America, N.A., as the Administrative Agent, as such Guaranty has been supplemented, and the other Loan Documents to which it is a party and (c) agrees that its obligations and covenants under the Loan Documents are unimpaired hereby and shall remain in full force and effect.

EAP OPERATING, LLC
By:	/s/ Robert C. Reeves
Robert C. Reeves
Senior Vice President, Chief Financial Officer, and Treasurer

ENCORE OPERATING LOUISIANA, LLC
By:	/s/ Audria Winter

EAP PROPERTIES, INC.
By:	/s/ Robert C. Reeves
Robert C. Reeves
Senior Vice President, Chief Financial Officer, and Treasurer

[Consent and Agreement]